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                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC 20549




                                     FORM 8-K


                                  CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                 Date of report (Date of earliest event reported)
                           August 4, 1999 (July 27, 1999)


                                   CRIIMI MAE Inc.
               (Exact Name of Registrant as Specified in its Charter)


          Maryland                       1-10360              52-1622022
(State or other jurisdiction           (Commission           (I.R.S. Employer
       of incorporation)               File Number)        Identification No.)



                                   11200 Rockville Pike
                               Rockville, Maryland  20852
  (Address of principal executive offices, including zip code, of Registrants)

                                     (301) 816-2300
                 (Registrants' telephone number, including area code)

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Item 5.  Other Events

         Attached as an exhibit to this Current Report of Form 8-K is a press release issued by the Company on July 27, 1999. The press release is hereby incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibit is filed as a part of this Current Report on Form 8-K:

(c)      Exhibit

             99.1     Press Release issued by CRIIMI MAE Inc. on July 27, 1999.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                              CRIIMI MAE Inc.



/s/ August 4, 1999                                     /s/ Cynthia O. Azzara
------------------                              by:   ------------------------
                                               its:  Chief Financial Officer/
                                                       Senior Vice President

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                                    EXHIBIT INDEX

Exhibit
No.                                         Description
-------------------------------------------------------------------------------

*99.1             Press Release issued by CRIIMI MAE Inc. on July 27, 1999.


*Filed herewith.

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EXHIBIT 99.1

Contact: Susan B. Railey
                  For shareholders and securities brokers
                  (301) 468-3120
                  Andrew P. Blocher
                  For institutional investors
                  (301) 231-0371
                  James T. Pastore                   FOR IMMEDIATE RELEASE
                  For news media
                  (202) 546-6451


    JUDGE SETS AUGUST 5TH HEARING DATE FOR CRIIMI MAE EXTENSION REQUEST

ROCKVILLE, MARYLAND, July 27, 1999 - CRIIMI MAE Inc. (NYSE: CMM) was granted a bridge order by Judge Duncan Keir of the United States Bankruptcy Court in Greenbelt, Md., continuing through August 5th the period during which the Company has the exclusive right to file its plan of reorganization. On August 5th, the Bankruptcy Court will hold a hearing on the Company's motion to further extend the period in which it exclusively may file its plan of reorganization to October 4, 1999 and the period in which it exclusively may solicit acceptances to such plan to December 3, 1999.

On October 5, 1998 CRIIMI MAE and two affiliates filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Before filing for reorganization, CRIIMI MAE had been actively involved in acquiring, originating, securitizing and servicing multi-family and commercial mortgages and mortgage related assets throughout the United States. Since filing for Chapter 11 protection, CRIIMI MAE has suspended its loan origination, loan securitization and commercial mortgage-backed securities ("CMBS") acquisition businesses. The Company, however continues to hold a substantial portfolio of subordinated CMBS and, through its servicing affiliate, acts as a servicer for its own as well as third party securitizations.

More information on CRIIMI MAE is available on its website - www.criimimae.com or contact Susan Railey, Investor Services at 301-468-3120.